UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-10258 (Commission File Number)	54-1497771 (I.R.S. Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia (Address of Principal Executive Offices)	23225 (Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated April 21, 2004 (furnished pursuant to Item 12).

Item 12.	Results of Operations and Financial Condition.

        This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Tredegar Corporation pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8176; 34-47226, insofar as they disclose historical information regarding our results of operations and financial condition for the first quarter of 2004.

        On April 21, 2004, Tredegar Corporation announced its results of operations for the first quarter of 2004. Furnished as Exhibit 99.1 and incorporated herein by reference is the press release by Tredegar Corporation containing that announcement.

        In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2004	TREDEGAR CORPORATION By: /s/ D. Andrew Edwards ———————————————— D. Andrew Edwards Vice President, Chief Financial Officer and Treasurer

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